EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 USC SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended July 31, 2015 of VitaCig, Inc. (the “Company”), as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Maury Winnick, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 16, 2015
/s/ Maury Winnick
	By:	Maury Winnick
	Its:	Chief Executive Officer
(Principal Executive Officer)